                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 12, 1998


                          Discover Card Master Trust I
               -------------------------------------------------
               (Exact name of registrant as specified in charter)



      Delaware                     0-23108                     51-0020270
      --------                     -------                     ----------
     (State of                   (Commission                 (IRS Employer
   Organization)                 File Number)              Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                               19720
----------------------------------------                           -----
(Address of principal executive offices)
          (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable


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                      The Exhibit Index appears on Page 4




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Item 5. Other Events

             Series 1998-7. On November 12, 1998, $1,000,000,000 aggregate principal amount of Series 1998-7 5.60% Class A Credit Card Pass-Through Certificates and $52,632,000 aggregate principal amount of Series 1998-7 5.90% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of November 12, 1998, for Series 1998-7 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7.      Exhibits
             --------

Exhibit No.  Description
-----------  -----------

Exhibit 1.1 Underwriting Agreement between Greenwood Trust Company and Morgan Stanley & Co. Incorporated, dated November 5, 1998.

Exhibit 1.2 Terms Agreement among Greenwood Trust Company, Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated, First Chicago Capital Markets, Inc., NationsBanc Montgomery Securities LLC and SG Cowen Securities Corporation, dated November 5, 1998.

Exhibit 4.1 Series Supplement with respect to Series 1998-7 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of November 12, 1998.

Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of November 12, 1998.

Exhibit 4.3 Letter of Representations among Greenwood Trust Company, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 1998-7, dated as of November 12, 1998.


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                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Discover Card Master Trust I
                                  (Registrant)


                                 By: Greenwood Trust Company
                                     (Originator of the Trust)


Date:  November 12, 1998         By: /s/ John J. Coane
                                     ------------------------------------
                                 John J. Coane
                                 Vice President, Chief Accounting Officer
                                 and Treasurer



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

                                INDEX TO EXHIBITS
                                -----------------

Exhibit      Description                                                   Page
-------      -----------                                                   ----
Exhibit 1.1  Underwriting Agreement between Greenwood Trust Company        [ ]
             and Morgan Stanley & Co. Incorporated, dated
             November 5, 1998 .

Exhibit 1.2  Terms Agreement among Greenwood Trust Company, Morgan         [ ]
             Stanley & Co. Incorporated, ABN AMRO Incorporated, First
             Chicago Capital Markets, Inc., NationsBanc Montgomery
             Securities LLC and SG Cowen Securities Corporation, dated
             November 5, 1998.

Exhibit 4.1  Series Supplement with respect to Series 1998-7 between       [ ]
             Greenwood Trust Company as Master Servicer, Servicer and
             Seller and U.S. Bank National Association as Trustee,
             including a form of Class A Certificate and form of Class B
             Certificate, dated as of November 12, 1998.

Exhibit 4.2  Credit Enhancement Agreement among U.S. Bank National         [ ]
             Association as Trustee, Greenwood Trust Company as
             Master Servicer, Servicer and Seller and Discover
             Receivables Financing Corporation as Credit Enhancement
             Provider, dated as of November 12, 1998.

Exhibit 4.3  Letter of Representations among Greenwood Trust Company,      [ ]
             U.S. Bank National Association as Trustee and The
             Depository Trust Company with respect to Discover Card
             Master Trust I, Series 1998-6, dated as of November 12, 1998.



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